UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 19, 2007

                             DELEK US HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                   001-32868                 52-2319066
      (State or other        (Commission File Number)        (IRS Employer
       jurisdiction                                       Identification No.)
     of incorporation)

                 7102 Commerce Way
               Brentwood, Tennessee                            37027
      (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (615) 771-6701

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01   Entry into a Material Definitive Agreement

      On December 19, 2007, Delek Marketing & Supply, LP ("Delek Marketing LP"), a wholly-owned subsidiary of Delek US Holdings, Inc. ("Delek US"), entered into an amended and restated $75,000,000 revolving credit facility with Fifth Third Bank as administrative agent (the "Amended Fifth Third Revolver"). The Amended Fifth Third Revolver matures on December 19, 2012, and bears interest based on predetermined pricing grids that allow the Company to choose between a "Base Rate" or "Eurodollar" loan. Interest is payable quarterly for Base Rate loans and for the applicable interest period on Eurodollar loans. The Amended Fifth Third Revolver is secured by all assets of Delek Marketing LP. The Amended Fifth Third Revolver is guaranteed by Delek Marketing GP, LLC, the general partner of Delek Marketing LP and a wholly-owned subsidiary of Delek US, and Delek Marketing & Supply, Inc., the limited partner of Delek Marketing LP and wholly-owned subsidiary of Delek US. The Amended Fifth Third Revolver amends and replaces the $50,000,000 revolving credit facility executed on July 31, 2006 between Delek Marketing LP as borrower and Fifth Third Bank as administrative agent (the "Original Fifth Third Revolver"). The obligations of Delek Marketing LP under the Original Fifth Third Revolver were guaranteed by Delek US. Under the Amended Fifth Third Revolver, this guarantee has been terminated.

Item 8.01   Other Events

      MAPCO Express, Inc. ("MAPCO"), a wholly-owned subsidiary of Delek US, has begun offering E10, a blend of 10% Ethanol and 90% conventional gasoline, at approximately 180 of its unbranded retail fuel and convenience stores in Tennessee. MAPCO will continue to pursue opportunities for ethanol blending for the remainder of its retail fuel and convenience stores. In addition, Delek Refining, Ltd., a wholly-owned subsidiary of Delek US, expects to begin offering E10 at its Tyler, Texas refinery beginning January 1, 2008.

Item 9.01.  Financial Statements and Exhibits

(a)      Financial statements of businesses acquired.
         Not Applicable.

(b)      Pro forma financial information.
         Not Applicable.

(c)      Shell company transactions.
         Not Applicable.

(d)      Exhibits
         Not Applicable.


                                       -2-

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 21, 2007           DELEK US HOLDINGS, INC.



                                   By:    /s/ Edward Morgan
                                          --------------------------------------
                                   Name:  Edward Morgan
                                   Title: Vice  President  and  Chief
                                          Financial Officer